Exhibit 99.1

Jan 03, 2024

Xerox Reinvention and Operating Model Evolution

Xerox Holdings Corporation (NASDAQ: XRX) today announced a new operating model and organizational structure to further the company’s Reinvention.

“The evolution of Xerox’s Reinvention aligns our resources in three key areas-improvement and stabilization of our core print business, increased productivity and efficiency through the formation of a new Global Business Services organization, and disciplined execution in revenue diversification,” said Steven Bandrowczak, Chief Executive Officer at Xerox. “The shift to a business unit operating model is a continuation of our client-focused, balanced execution priorities and is designed to accelerate product and services, go-to-market, and corporate functions’ operating efficiencies across all geographies we serve.”

Three key Reinvention priorities and intended outcomes:

•	Core Print Business:

•	Simplify our core products to align with the needs of economic buyers of today’s hybrid workplace.

•	Increase investment in a partner-enabled go-to-market model that supports how clients prefer to procure their print solutions.

•	With partners, pursue strategic market share gains by increasing reach, improving cost to serve, and enhancing profitability.

•	Global Business Services:

•	Through simplification, drive enterprise-wide efficiency and scalability with centrally coordinated internal processes leveraging shared capabilities and platforms.

•	Garner operating leverage and investment capacity for our growth segments through lower transaction costs.

•	Improve quality for all business units and functions while focusing on continuous improvement of clients’ and employees’ experiences.

•	IT and Digital Services:

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Create greater organizational focus on Xerox’s emerging Digital Services and IT Services capabilities to accelerate revenue diversification toward markets with higher growth and profitability profiles.

•	Implement a new multi-segment organizational focus to drive internal alignment and incremental services penetration with existing and prospective clients.

New organizational structure to support strategic execution:

The company has redesigned and realigned its executive team to support the new operating model. Effective immediately, John Bruno will lead the enterprise alignment of Print, Digital Services, and IT Services businesses. Louie Pastor returns to Xerox as Chief Transformation &Administrative Officer, charged with overseeing the Xerox Reinvention Office and the newly established Global Business Services organization. Flor Colon, has been appointed Chief Legal Officer and Corporate Secretary.

The new Xerox Executive Leadership Team includes:

•	John Bruno - President & Chief Operating Officer

•	Xavier Heiss - Chief Financial Officer

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•	Louie Pastor - Chief Transformation & Administrative Officer

•	Deena Piquion - Chief Growth & Disruption Officer

•	Jacques-Edouard Gueden - Chief Channel & Partner Officer

•	Fred Beljaars - Chief Delivery & Supply Chain Officer

•	Suzan Morno-Wade - Chief Human Resources Officer

•	Flor Colon - Chief Legal Officer & Corporate Secretary

•	Chris Fisher - Chief Strategy Officer

In addition, Joanne Collins Smee, Executive Vice President and President, Americas and Tracey Koziol, Executive Vice President of Global Offering Solutions and Chief Product Officer, have departed the company effective Dec. 31, 2023.

“Congratulations to our new executive leadership team, and my sincere thanks to Joanne and Tracey for their countless contributions to our company and culture,” said Bandrowczak. “Our new operating model is a significant step towards accomplishing the goals we seek to achieve with our Reinvention.”

By implementing this new operating model, the company will take action this quarter, targeting a 15 percent workforce reduction. Proposed reductions will be subject to formal consultation with local works councils and employee representative bodies where applicable. Xerox is committed to providing transition support for affected employees.

About Xerox Holdings Corporation (NASDAQ: XRX)

For more than 100 years, Xerox has continually redefined the workplace experience. Harnessing our leadership position in office and production print technology, we’ve expanded into software and services to sustainably power the hybrid workplace of today and tomorrow. Today, Xerox is continuing its legacy of innovation to deliver client-centric and digitally-driven technology solutions and meet the needs of today’s global, distributed workforce. From the office to industrial environments, our differentiated business and technology offerings and financial services are essential workplace technology solutions that drive success for our clients. At Xerox, we make work, work. Learn more at www.xerox.com and explore our commitment to diversity and inclusion.

Forward Looking Statements

This release and other written or oral statements made from time to time by management contain “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, ‘‘targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: Global macroeconomic conditions, including inflation, slower growth or recession, delays or disruptions in the global supply chain, higher interest rates, and wars and other conflicts, including the current conflict between Russia and Ukraine; our ability to succeed in a competitive environment, including by developing new products and service offerings and preserving our existing three products and market share as well as repositioning our business in the face of customer preference, technological, and other change, such as evolving return-to-office and hybrid working trends; failure of our customers, vendors, and logistics partners to perform their contractual obligations to us; our ability to attract, train, and retain key personnel; execution risks around our Reinvention; the risk of breaches of our security systems due to cyber, malware, or other intentional attacks that could expose us to liability, litigation, regulatory action or damage our reputation; our ability to obtain adequate pricing for our products and services and to maintain and improve our cost structure; changes in economic and political conditions, trade protection measures, licensing requirements, and tax laws in the United States and in the foreign countries in which we do business; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; interest rates, cost of borrowing, and access to credit markets; risks related to our indebtedness; the imposition of new or incremental trade protection measures such as tariffs and import or export restrictions;

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funding requirements associated with our employee pension and retiree health benefit plans; changes in foreign currency exchange rates; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anticorruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; laws, regulations, international agreements and other initiatives to limit greenhouse gas emissions or relating to climate change, as well as the physical effects of climate change; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Company intends these forward-looking statements to speak only as of the date of this release and does not undertake to update or revise them as more information becomes available, except as required by law.

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Callie Ferrari, APR

Xerox

+ 1-203-615-3363

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